MERRILL LYNCH
FEDERAL
SECURITIES TRUST









FUND LOGO









Annual Report

August 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.













Merrill Lynch
Federal Securities Trust
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH FEDERAL SECURITIES TRUST



DEAR SHAREHOLDER


Economic Environment
In the May 31, 1995 quarterly shareholder letter, we noted that the economy showed signs of weakness, and it has continued to do so. Second-quarter gross domestic product growth was 1.1%, down from 2.7% in the first quarter, and 5.1% in fourth quarter 1994. This is well within the boundary of noninflationary growth which is considered to be in the 2.5%--3% range. Inflation continues to be subdued with year-to-date (as of August 31, 1995) Consumer and Producer Price Indexes at 2.6% and 1.3%, respectively. As expected, the Federal Reserve Board elected not to ease monetary policy by reducing interest rates at its August 27, 1995 meeting.

However, with continued evidence of a sluggish economy, many economists are forecasting another reduction in interest rates at the September Federal Open Market Committee meeting. The Federal Reserve Board, vigilant in keeping inflation in check, must remain cognizant of recession risks. The Leading Economic Indicators Index
(LEI) again turned negative for the fifth time in six months. As stated in our last quarterly report, three consecutive declines in the LEI is a predictor of recession. Although a recession does not always follow, this Index accurately predicted all nine post-war recessions.

Other recent economic releases that portend a weak economy were the July declines in durable goods sales of 1.7%, and the third decline in four months in the National Association of Purchasing Managers Index (NAPM). As of August 31, 1995, the NAPM stood at 46.9. A level below 50 indicates that the manufacturing sector of the economy is in decline.

Declining interest rates in Japan and Germany reduced the pressure on the value of the US dollar. The dollar rebounded significantly against the yen from its 1995 low of 80.63 to an exchange rate of
97.46 at August 31, 1995. This development also gives the Federal Reserve Board more latitude in cutting interest rates.

Fiscal Year in Review
When one considers real interest rates--that is nominal or actual interest rates adjusted for inflation--it appears that the short end of the yield curve needs adjustment. Some of this adjustment started to take place during the August quarter. The 30-year Treasury and 10-year Treasury note yields were unchanged for the quarter. Two-year and five-year Treasury notes changed by only a single basis point (.01%). However, one-year yields declined by 15 basis points.

The anticipated adjustment perhaps is more clear when put into the context of yearly changes in interest rates. For the 12-month period ended August 31, 1995, five-year and ten-year yields declined by 67 basis points and 82 basis points, respectively. During the same period, one-year rates actually increased by 27 basis points. The yield curve (one year--ten year) flattened from a spread of 174 basis points to only 65 basis points.

Overall, the portfolio structure over the past year emphasized coupon flow and yield curve positioning at the short end and intermediate sections of the yield curve. This strategy provided the Fund with an attractive yield as well as a generous total rate of return. (For complete performance information, see pages 3-6 of this report to shareholders.) However, this strategy did not allow us to fully participate in the decline in interest rates at the longer end of the yield curve. Generally, price increases are greatest for longer term assets such as lower coupon mortgage-backed securities
(MBS). The tradeoff is coupon flow versus potential price appreciation. Going forward, as we approach the cyclical lows in interest rates for 1995, more and more of the Fund's incremental return will come from our emphasis toward coupon flow, relative value, and a yield curve steepening, as opposed to a simple shift in interest rates.

The portfolio is well-structured for a decline in short-term interest rates with balloon mortgages, Treasury securities and shorter collateralized mortgage obligation structures. Also, because of the normal cash flow structure of mortgages, MBS tend to perform well in a steepening yield curve environment.

We will continue our strategy of yield enhancement by holding "seasoned" high couponed MBS (those at 10% and above) which consist of securities issued eight or nine years ago. These homeowners did not take advantage of the 1992/1993 refinancing opportunity, and we believe it is unlikely they will do so at this time.

For a myriad of reasons, refinancing activity will not remotely approach the levels reached in 1992/1993. At the present time, MBS yields look attractive relative to prepayment risk. We continue to believe that prepayment concern is exaggerated and this period of wide MBS yield spreads will prove to be an opportunity to add high-quality, high-yielding MBS to the Fund's portfolio.

In Conclusion
We thank you for your investment in Merrill Lynch Federal Securities Trust, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager




October 2, 1995







PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Trust through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4 and the "Recent Performance Results" table on page 5. Data for the Fund's Class B Shares and Class D Shares are presented in the "Performance Summary" and the "Average Annual Total Return" tables on pages 5 and 6. Data for Class A Shares and Class C Shares are also presented in the "Aggregate Total Return" table on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class B and Class D Shares for the 12-month and 3-month periods ended August 31, 1995 and for Class A and Class C Shares for the since inception and 3-month periods ended August 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the fund's
Class A Shares and Class C Shares compared to growth of an investment in the Salomon Brothers Mortgage Index. Beginning and ending values are:


                                      10/21/94**         8/95

ML Federal Securities Trust++--
Class A Shares*                        $ 9,600          $10,709
ML Federal Securities Trust++--
Class C Shares*                        $10,000          $10,980
Salomon Brothers Mortgage
Index++++                              $10,000          $11,249



A line graph depicting the growth of an investment in the fund's
Class B Shares compared to growth of an investment in the Salomon
Brothers Mortgage Index. Beginning and ending values are:


                                      12/23/91**         8/95

ML Federal Securities Trust++--
Class B Shares*                        $10,000          $11,863
Salomon Brothers Mortgage
Index++++                              $10,000          $11,538


A line graph depicting the growth of an investment in the fund's
Class D Shares compared to growth of an investment in the Salomon
Brothers Mortgage Index. Beginning and ending values are:



                                        8/85**            8/95

ML Federal Securities Trust++--
Class D Shares*                        $ 9,600          $22,112
Salomon Brothers Mortgage
Index++++                              $10,000          $23,968


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++The trust invests primarily in US Government and Government
    Agency securities, including GNMA mortgage-backed certificates and other mortgage-backed Government securities.
++++This unmanaged Index reflects the performance of a capital market weighting of the outstanding agency-issued mortgage-backed securities.


Past performance is not predictive of future performance.



PERFORMANCE DATA (continued)

Recent Performance Results
                                                                                        12 Month     3 Month
                                                    8/31/95    5/31/95     8/31/94++   % Change++    % Change
Class A Shares*                                       $9.61      $9.62       $9.16      + 4.91%        -0.10%
Class B Shares*                                        9.61       9.62        9.41      + 2.13         -0.10
Class C Shares*                                        9.61       9.62        9.16      + 4.91         -0.10
Class D Shares*                                        9.61       9.62        9.41      + 2.13         -0.10
Class A Shares--Total Return*                                                           +11.56(1)      +1.66(2)
Class B Shares--Total Return*                                                           + 8.91(3)      +1.57(4)
Class C Shares--Total Return*                                                           +10.80(5)      +1.55(6)
Class D Shares--Total Return*                                                           + 9.48(7)      +1.60(8)
Class A Shares--Standardized 30-day Yield              6.53%
Class B Shares--Standardized 30-day Yield              6.03%
Class C Shares--Standardized 30-day Yield              5.97%
Class D Shares--Standardized 30-day Yield              6.29%


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class A and Class C Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.557 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.168 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.593 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.150 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.492 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.148 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.641 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.162 per share ordinary income dividends.



Aggregate Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (10/21/94)
through 6/30/95                           +10.25%         +5.84%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            +9.65%         +8.65%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



Average Annual Total Return


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/95                         +9.58%         +5.58%
Inception (12/23/91)
through 6/30/95                            +4.90          +4.65

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/95                        +10.15%         +5.75%
Five Years Ended 6/30/95                  + 7.77          +6.89
Ten Years Ended 6/30/95                   + 8.83          +8.39

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





PERFORMANCE DATA (concluded)


Performance Summary--Class B Shares
                                     Net Asset Value    Capital Gains
Period Covered                   Beginning      Ending   Distributed    Dividends Paid*   % Change**
12/23/91--12/31/91                  $9.92       $9.94        --            $0.019          + 0.39%
1992                                 9.94        9.81        --             0.619          + 5.10
1993                                 9.81        9.98        --             0.481          + 6.73
1994                                 9.98        9.08        --             0.523          - 3.81
1/1/95--8/31/95                      9.08        9.61        --             0.381          +10.42
                                                                           ------
                                                                     Total $2.023

                                                    Cumulative total return as of 8/31/95: +19.60%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares***
                                     Net Asset Value    Capital Gains
Period Covered                    Beginning     Ending   Distributed    Dividends Paid*   % Change**
9/28/84--12/31/84                   $9.38       $9.64      $0.022          $0.187          + 4.12%
1985                                 9.64        9.96       0.344           1.051          +19.93
1986                                 9.96        9.87       0.440           0.862          +13.36
1987                                 9.87        9.23       0.042           0.834          + 2.35
1988                                 9.23        9.07        --             0.849          + 7.67
1989                                 9.07        9.39        --             0.863          +13.64
1990                                 9.39        9.48        --             0.835          +10.43
1991                                 9.48        9.94        --             0.787          +13.75
1992                                 9.94        9.81        --             0.669          + 5.64
1993                                 9.81        9.98        --             0.532          + 7.27
1994                                 9.98        9.08        --             0.571          - 3.32
1/1/95--8/31/95                      9.08        9.61        --             0.413          +10.78
                                                           ------          ------
                                                     Total $0.848    Total $8.453

                                                   Cumulative total return as of 8/31/95: +170.26%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994were redesignated to Class D Shares.




SCHEDULE OF INVESTMENTS
                                                          Face         Interest          Maturity                Value
Issue                                                    Amount          Rate             Date(s)              (Note 1a)

US Government Obligations--21.06%
United States Treasury Notes                          $ 45,000,000       8.25  %        7/15/1998          $   47,657,700
                                                       200,000,000       8.875          2/15/1999             217,624,000
                                                       100,000,000       6.25           5/31/2000             100,641,000
                                                        50,000,000       5.875          6/30/2000              49,586,000
                                                         5,000,000       6.125          7/31/2000               5,007,050
                                                       100,000,000       6.50           5/15/2005             101,266,000


Total US Government Obligations (Cost--$512,336,775)                                                          521,781,750


US Government Agency Mortgage-Backed Obligations*--77.13%

Federal Home Loan Mortgage Corporation                         748      10.00           7/01/2019                     807
Participation Certificates                              24,140,740      10.50      9/01/2000-9/01/2020         26,215,154
                                                         6,003,718      11.00      8/01/2010-9/01/2020          6,581,576
                                                         5,173,580      11.50      10/01/1998-6/01/2020         5,700,613
                                                         2,252,190      12.00      7/01/1999-6/01/2020          2,498,513
                                                         5,090,710      12.50      10/01/1999-7/01/2019         5,650,688
                                                         6,605,692      13.00      8/01/1999-2/01/2016          7,365,346


Federal Home Loan Mortgage Corporation                     476,505       6.00           4/01/2009                 461,314
Participation Certificates--                            51,590,784       7.00(2)   4/01/1997-1/01/2000         52,154,671
Gold Program                                            50,000,000       7.00      2/01/2005-5/01/2024         49,140,500
                                                        91,818,989       8.00      1/01/2007-5/01/2025         93,993,230
                                                        22,530,689       8.50      7/01/2008-7/01/2025         23,255,726
                                                         8,622,704      10.50     10/01/2020-12/01/2020         9,428,323


Federal Home Loan Mortgage              1423-DD         43,116,000       6.38           1/15/2006              42,091,995
Corporation REMICs**                    93-1604-E      105,716,536       5.50           3/15/2007             101,950,384
                                        GN29P           50,000,000       7.00           2/25/2018              50,250,000
                                        190-F              732,257       9.20           10/15/2021                732,256
                                        Trust 1220-A    14,265,814       6.29           2/15/2022              14,265,814
                                        Trust 1220-B   115,982,210       0.47++         2/15/2022               1,309,439
                                        Trust 134        2,979,125       9.00(1)        4/15/2022                 695,417
                                        Trust 171       81,521,120       8.00           7/15/2024              83,176,814


Federal National Mortgage Association                          865       6.50           12/01/2008                    852
Mortgage-Backed Securities                              50,173,180       7.00      6/01/2025-8/01/2025         49,310,703
                                                       111,535,653       7.50      12/01/2006-8/01/2025       112,599,188
                                                       195,809,791       8.00      7/01/2009-1/01/2025        200,650,092
                                                       178,638,760       8.50      3/01/2005-4/01/2025        184,339,589
                                                        40,483,293       8.50(3)        7/15/2023              41,419,671
                                                            22,182      10.50           9/01/2000                  23,305
                                                        55,657,484      11.00      2/01/2011-12/01/2020        61,744,743
                                                           139,794      11.50      1/01/2015-6/01/2015            156,045
                                                         2,861,654      13.00      8/01/2010-6/01/2015          3,190,744


Federal National Mortgage               93-123-S        15,529,411       6.825++        7/25/2000              13,821,176
Association REMICs**                    94-M4-A         28,363,148       9.055          8/25/2026              29,586,309



SCHEDULE OF INVESTMENTS (concluded)
                                                          Face         Interest          Maturity               Value
Issue                                                    Amount          Rate            Date(s)              (Note 1a)

US Government Agency Mortgage-Backed Obligations* (concluded)
Government National Mortgage Association              $ 46,277,305       7.00  %   2/15/2022-6/15/2024     $   45,481,798
Mortgage-Backed Securities                             247,610,714       7.50      8/15/2021-2/15/2025        249,002,287
                                                       141,131,710       8.00      6/15/2017-6/15/2025        144,614,841
                                                        68,514,583       8.50      3/15/2017-6/15/2025         71,169,524
                                                        33,829,260       9.50      4/15/2016-10/15/2018        36,418,890
                                                        80,542,332      10.00     12/15/2015-12/15/2021        87,845,941
                                                           416,868      10.50      10/15/2014-4/15/2021           459,726
                                                         2,215,677      11.00      1/15/2010-12/15/2017         2,471,853
                                                            24,605      11.50      8/15/2013-4/15/2015             27,757


Total US Government Agency Mortgage-Backed Obligations (Cost--$1,876,399,353)                               1,911,253,614

 Face
Amount                                                    Issue

Repurchase Agreements***--4.64%
$97,000,000           Nikko Securities Co., purchased on 8/31/1995 to yield 5.84% to 9/01/1995                 97,000,000
 18,000,000           Paine Webber Incorporated, purchased on 8/31/1995 to yield 5.81% to 9/01/1995            18,000,000


Total Repurchase Agreements (Cost--$115,000,000)                                                              115,000,000

                           Par                                          Strike          Expiration
                          Value                   Issue                 Price              Date

Options Purchased--0.01%
Call Options          $100,056,859     Government National Mortgage
Purchased                              Association, 6% Adjustable
                                       Rate Mortgage                    101.5           12/15/1995                330,188


Put Options             50,000,000     Federal National Mortgage
Purchased                              Association, 30-Year, 7.50%      99.69            9/07/1995                 31,250


Total Options Purchased (Cost--$660,781)                                                                          361,438


Total Investment (Cost--$2,504,396,909)--102.84%                                                            2,548,396,802


Options Written--0.00%


Put Options          32,100,000     United States Treasury Notes,
Written                             6.50% due 5/15/2005                 99.97            9/07/1995                (17,527)


Total Options Written (Cost--$300,938)                                                                            (17,527)


Total Investments Net of Options Written (Cost--$2,504,095,971)--102.84%                                    2,548,379,275

Liabilities in Excess of Other Assets--(2.84%)                                                                (70,375,245)
                                                                                                           --------------
Net Assets--100.00%                                                                                        $2,478,004,030
                                                                                                           ==============



(1)Represents the interest only portion of a mortgage-backed obligation.
(2)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
(3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of August 31, 1995.
  *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
 **Real Estate Mortgage Investment Conduits (REMICs).
***Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.



   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1995
Assets:             Investments, at value (identified cost--$2,503,736,128) (Note 1a)                    $ 2,548,035,364
                    Options purchased, at value (cost--$660,781) (Notes 1a & 1c)                                 361,438
                    Cash                                                                                       2,495,587
                    Receivables:
                      Securities sold                                                   $    48,468,750
                      Interest                                                               18,031,674
                      Beneficial interest sold                                                3,543,293
                      Principal paydowns                                                      1,276,638
                      Loaned securities and extended deliveries (Note 6)                         97,322       71,417,677
                                                                                        ---------------
                    Prepaid registration fees and other assets (Note 1f)                                         120,799
                                                                                                         ---------------
                    Total assets                                                                           2,622,430,865
                                                                                                         ---------------

Liabilities:        Options written, at value (premiums received--$300,938)
                    (Notes 1a & 1c)                                                                               17,527
                    Payables:
                      Securities purchased                                                  131,693,516
                      Beneficial interest redeemed                                            5,243,272
                      Dividends to shareholders (Note 1g)                                     4,367,174
                      Distributor (Note 2)                                                    1,020,710
                      Investment adviser (Note 2)                                               945,600      143,270,272
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                     1,139,036
                                                                                                         ---------------
                    Total liabilities                                                                        144,426,835
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 2,478,004,030
                                                                                                         ===============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                $     2,323,252
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                     13,145,468
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        162,611
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                     10,160,815
                    Paid-in capital in excess of par                                                       2,840,038,128
                    Accumulated realized capital losses on investments--net (Note 5)                        (432,109,548)
                    Unrealized appreciation on investments--net                                               44,283,304
                                                                                                         ---------------
                    Net assets                                                                           $ 2,478,004,030
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $223,236,939 and 23,232,522
                    shares of beneficial interest outstanding                                            $          9.61
                                                                                                         ===============
                    Class B--Based on net assets of $1,262,985,320 and 131,454,676
                    shares of beneficial interest outstanding                                            $          9.61
                                                                                                         ===============
                    Class C--Based on net assets of $15,620,610 and 1,626,106
                    shares of beneficial interest outstanding                                            $          9.61
                                                                                                         ===============
                    Class D--Based on net assets of $976,161,161 and 101,608,151
                    shares of beneficial interest outstanding                                            $          9.61
                                                                                                         ===============

                    See Notes to Financial Statements.




FINANCIAL INFORMATION (continued)


Statement of Operations for the Year Ended August 31, 1995
Investment          Interest and discount earned                                                         $   199,574,230
Income              Other                                                                                        432,339
(Note 1e):                                                                                               ---------------
                    Total income                                                                             200,006,569
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                                         11,490,071
                    Account maintenance and distribution fees--Class B (Note 2)                                9,900,024
                    Account maintenance fees--Class D (Note 2)                                                 2,666,871
                    Transfer agent fees--Class B (Note 2)                                                      1,934,031
                    Transfer agent fees--Class D (Note 2)                                                      1,350,193
                    Custodian fees                                                                               579,870
                    Accounting services (Note 2)                                                                 410,006
                    Printing and shareholder reports                                                             328,719
                    Transfer agent fees--Class A (Note 2)                                                        223,349
                    Professional fees                                                                            107,091
                    Registration fees (Note 1f)                                                                   72,413
                    Account maintenance and distribution fees--Class C (Note 2)                                   44,545
                    Trustees' fees and expenses                                                                   35,336
                    Transfer agent fees--Class C (Note 2)                                                          8,785
                    Other                                                                                         49,692
                                                                                                         ---------------
                    Total expenses                                                                            29,200,996
                                                                                                         ---------------
                    Investment income--net                                                                   170,805,573
                                                                                                         ---------------

Realized &          Realized loss on investments--net                                                        (48,775,962)
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss) on      investments--net                                                                          92,170,478
Investments--Net                                                                                         ---------------
(Notes 1c, 1e       Net Increase in Net Assets Resulting from Operations                                 $   214,200,089
& 3):                                                                                                    ===============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                            1995             1994
Operations:         Investment income--net                                              $   170,805,573  $   174,250,833
                    Realized loss on investments--net                                       (48,775,962)    (118,401,781)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         92,170,478     (133,557,622)
                                                                                        ---------------  ---------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              214,200,089      (77,708,570)
                                                                                        ---------------  ---------------

Dividends to        Investment income--net:
Shareholders          Class A                                                               (12,352,715)              --
(Note 1g):            Class B                                                               (84,089,808)     (88,957,069)
                      Class C                                                                  (348,549)              --
                      Class D                                                               (73,437,660)     (85,293,764)
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                        (170,228,732)    (174,250,833)
                                                                                        ---------------  ---------------

Beneficial Interest Net decrease in net assets derived from beneficial interest
Transactions        transactions                                                           (420,304,775)    (881,720,587)
(Notes 1i & 4):                                                                         ---------------  ---------------

Net Assets:         Total decrease in net assets                                           (376,333,418)  (1,133,679,990)
                    Beginning of year                                                     2,854,337,448    3,988,017,438
                                                                                        ---------------  ---------------
                    End of year                                                         $ 2,478,004,030  $ 2,854,337,448
                                                                                        ===============  ===============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
                                                             Class A                   Class B
                                                             For the                                          For the
                                                              Period                                           Period
The following per share data and ratios have been derived    Oct. 21,                                         Dec. 23,
from information provided in the financial statements.      1994++ to                                        1991++ to
                                                             Aug. 31,       For the Year Ended Aug. 31,       Aug. 31,
Increase (Decrease) in Net Asset Value:                       1995++++    1995++++      1994        1993        1992
Per Share           Net asset value, beginning of period   $     9.16   $     9.41   $    10.14  $     9.92   $     9.92
Operating                                                  ----------   ----------   ----------  ----------   ----------
Performance:        Investment income--net                        .58          .60          .48         .52          .44
                    Realized and unrealized gain (loss)
                    on investments--net                           .45          .20         (.73)        .22           --
                                                           ----------   ----------   ----------  ----------   ----------
                    Total from investment operations             1.03          .80         (.25)        .74          .44
                                                           ----------   ----------   ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                  (.58)        (.60)        (.48)       (.52)        (.44)
                                                           ----------   ----------   ----------  ----------   ----------
                    Net asset value, end of period         $     9.61   $     9.61   $     9.41  $    10.14   $     9.92
                                                           ==========   ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share         11.56%+++     8.91%       (2.55%)      7.80%        4.54%+++
Return:**                                                  ==========   ==========   ==========  ==========   ==========

Ratios to Average   Expenses, excluding account
Net Assets:         maintenance and distribution fees            .64%*        .66%         .58%        .55%        .58%*
                                                           ==========   ==========   ==========  ==========   ==========
                    Expenses                                     .64%*       1.41%        1.33%       1.30%       1.33%*
                                                           ==========   ==========   ==========  ==========   ==========
                    Investment income--net                      7.21%*       6.39%        4.90%       5.27%       6.45%*
                                                           ==========   ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  223,237   $1,262,985   $1,497,358  $2,151,917   $1,921,893
                                                           ==========   ==========   ==========  ==========   ==========
                    Portfolio turnover                        260.34%      260.34%      322.68%     224.35%      230.83%
                                                           ==========   ==========   ==========  ==========   ==========


                  ++Commencement of Operations.
                ++++Based on average outstanding shares for the period.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                     Class C                            Class D
                                                     For the
The following per share data and ratios              Period
have been derived from information provided          Oct. 21,
in the financial statements.                        1994++ to
                                                     Aug. 31,              For the Year Ended Aug. 31,
Increase (Decrease) in Net Asset Value:             1995++++     1995++++     1994       1993        1992         1991
Per Share           Net asset value, beginning
Operating           of period                     $     9.16  $     9.41  $    10.14  $     9.92  $     9.66  $     9.28
Performance:                                      ----------  ----------  ----------  ----------  ----------  ----------
                    Investment income--net               .51         .64         .52         .57         .70         .81
                    Realized and unrealized gain
                    (loss) on investments--net           .45         .20        (.73)        .22         .26         .38
                                                  ----------  ----------  ----------  ----------  ----------  ----------
                    Total from investment
                    operations                           .96         .84        (.21)        .79         .96        1.19
                                                  ----------  ----------  ----------  ----------  ----------  ----------
                    Less dividends from
                    investment income--net              (.51)       (.64)       (.52)       (.57)       (.70)       (.81)
                                                  ----------  ----------  ----------  ----------  ----------  ----------
                    Net asset value, end of
                    period                        $     9.61  $     9.61  $     9.41  $    10.14  $     9.92  $     9.66
                                                  ==========  ==========  ==========  ==========  ==========  ==========

Total Investment    Based on net asset value
Return:**           per share                         10.80%+++    9.48%      (2.06%)      8.35%      10.16%      13.40%
                                                  ==========  ==========  ==========  ==========  ==========  ==========

Ratios to           Expenses, excluding account
Average Net         maintenance and distribution
Assets:             fees                                .67%*       .64%        .58%        .54%        .57%        .60%
                                                  ==========  ==========  ==========  ==========  ==========  ==========
                    Expenses                           1.47%*       .89%        .83%        .79%        .80%        .78%
                                                  ==========  ==========  ==========  ==========  ==========  ==========
                    Investment income--net             6.28%*      6.91%       5.41%       5.80%       7.17%       8.62%
                                                  ==========  ==========  ==========  ==========  ==========  ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                $   15,621  $  976,161  $1,356,979  $1,836,100  $2,048,037  $2,230,619
                                                  ==========  ==========  ==========  ==========  ==========  ==========
                    Portfolio turnover               260.34%     260.34%     322.68%     224.35%     230.83%     311.04%
                                                  ==========  ==========  ==========  ==========  ==========  ==========


                  ++Commencement of Operations.
                ++++Based on average outstanding shares for the period.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Federal Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Trust employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Trust. Options on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased by the Trust and their last asked price in the case of options written by the Trust. An option traded on the over-the-counter market is valued at its last bid price or asked price as obtained from at least two independent entities.Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Futures contracts--The Trust may purchase or sell interest rate futures contracts. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to write and purchase call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls--The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The repurchase amount as of August 31, 1995 was $16,212,732.

(i) Reclassification--Certain amounts have been reclassified as a result of permanent book-tax differences.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following rate:


Portion of Average Daily
Value of Net Assets                                Rate

Not exceeding $500 million                        0.500%

In excess of $500 million but not
exceeding $1 billion                              0.475%

In excess of $1 billion but not
exceeding $1.5 billion                            0.450%

In excess of $1.5 billion but not
exceeding $2 billion                              0.425%

In excess of $2 billion but not
exceeding $2.5 billion                            0.400%

In excess of $2.5 billion but not
exceeding $3.5 billion                            0.375%

In excess of $3.5 billion but not
exceeding $5 billion                              0.350%

In excess of $5 billion but not
exceeding $6.5 billion                            0.325%

Exceeding $6.5 billion                            0.300%


The Investment Advisory Agreement obligates FAM to reimburse the Trust to the extent the Trust's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Trust's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Trust is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor on-going account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


NOTES TO FINANCIAL STATEMENTS (concluded)


                                    Account       Distribution
                                 Maintenance Fee       Fee

Class B                              0.25%             0.50%
Class C                              0.25%             0.55%
Class D                              0.25%              --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                               $ 1,123       $ 18,020
Class D                               $23,539       $248,456


For the year ended August 31, 1995, MLPF&S received contingent deferred sales charges of $2,992,727 and $6,138 relating to transactions in Class B and Class C Shares, respectively.

During the year ended August 31, 1995, the Trust paid MLSPS $2,080 for security price quotations to compute the net asset value of the Trust.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLFD, MLPF&S, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $6,460,392,807 and $6,767,430,991, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $(48,530,535)  $ 44,299,236
Short-term investments                  1,292             --
Options purchased                   1,386,119       (299,343)
Options written                    (1,632,838)       283,411
                                 ------------   ------------
Total                            $(48,775,962)  $ 44,283,304
                                 ============   ============


As of August 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $24,726,096, of which $31,865,381 related to appreciated securities and $7,139,285 related to depreciated securities. The aggregate cost of investments, including options purchased less premiums received for options written, at August 31, 1995 for Federal income tax purposes was $2,523,653,179.

Transactions in put options written for the year ended August 31, 1995 were as follows:


                                      Face
                                     Amount        Premiums
Put Options Written              Subject to Put    Received

Outstanding options
written, beginning of year                 --             --
Options written                  $119,100,000   $  1,578,126
Options exercised                 (87,000,000)    (1,277,188)
                                 ------------   ------------
Outstanding options
written, end of year             $ 32,100,000   $    300,938
                                 ============   ============

4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $420,304,775 and $881,720,587 for the years ended August 31, 1995 and August 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                        30,530,411   $282,054,026
Shares issued to share-
holders in reinvestment
of dividends                          455,652      4,239,634
                                 ------------   ------------
Total issued                       30,986,063    286,293,660
Shares redeemed                    (7,753,541)   (72,945,956)
                                 ------------   ------------
Net increase                       23,232,522   $213,347,704
                                 ============   ============

[FN]
++Commencement of Operations.


Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                        21,572,051  $ 201,569,458
Shares issued to shareholders
in reinvestment of dividends        5,141,582     47,944,155
                                 ------------  -------------
Total issued                       26,713,633    249,513,613
Automatic conversion of
shares                               (142,436)    (1,332,622)
Shares redeemed                   (54,176,662)  (503,689,288)
                                 ------------  -------------
Net decrease                      (27,605,465) $(255,508,297)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount

Shares sold                        25,174,866   $ 246,237,057
Shares issued to shareholders
in reinvestment of dividends        5,183,921      50,451,702
                                 ------------   -------------
Total issued                       30,358,787     296,688,759
Shares redeemed                   (83,589,212)   (816,233,633)
                                 ------------   -------------
Net decrease                      (53,230,425)  $(519,544,874)
                                 ============   =============



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                         1,942,998   $ 18,329,377
Shares issued to shareholders
in reinvestment of dividends           22,508        213,166
                                 ------------   ------------
Total issued                        1,965,506     18,542,543
Shares redeemed                      (339,400)    (3,229,586)
                                 ------------   ------------
Net increase                        1,626,106   $ 15,312,957
                                 ============   ============

[FN]
++Commencement of Operations.


Class D Shares for the
Year Ended                                          Dollar
August 31, 1995                       Shares        Amount

Shares sold                         4,559,726    $ 42,599,935
Automatic conversion of
shares                                142,436       1,332,622
Shares issued to share-
holders in reinvestment
of dividends                        3,722,044      34,698,654
                                 ------------   -------------
Total issued                        8,424,206      78,631,211
Shares redeemed                   (50,970,271)   (471,652,190)
                                 ------------   -------------
Net decrease                      (42,546,065)  $(393,020,979)
                                 ============   =============


Class D Shares for the
Year Ended                                          Dollar
August 31, 1994                       Shares        Amount

Shares sold                        14,555,924   $ 141,925,143
Shares issued to share-
holders in reinvestment
of dividends                        4,202,561      40,918,356
                                 ------------   -------------
Total issued                       18,758,485     182,843,499
Shares redeemed                   (55,745,563)   (545,019,212)
                                 ------------   -------------
Net decrease                      (36,987,078)  $(362,175,713)
                                 ============   =============


As a result of implementation of the Merrill Lynch Select Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated Class D Shares. There were 119,438,530 shares redesignated amounting to $1,423,379,743.

5. Capital Loss Carryforward:
At August 31, 1995, the Trust had a net capital loss carryforward of approximately $384,313,000, of which $98,650,000 expires in 1996, $68,370,000 expires in 1997, $39,147,000 expires in 1998, and
$178,145,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Loaned Securities:
At August 31, 1995, the Trust held US Treasury Notes having an aggregate value of approximately $55,988,000 as collateral for portfolio securities loaned having a market value of approximately $55,640,000.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Federal Securities Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Federal Securities Trust as of August 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Federal Securities Trust as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 2, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)


None of the ordinary income distributions paid monthly by Merrill Lynch Federal Securities Trust during the year ended August 31, 1995, qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributions during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of Trust's total assets invested in Federal obligations* as of the end of each quarter of the fiscal year.


For the Quarter Ended

November 30, 1994                      19.13%
February 28, 1995                      18.96%
May 31, 1995                           19.08%
August  31, 1995                       19.53%


Of the Trust's ordinary income dividends paid monthly during the year ended August 31, 1995, 22.34% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Trust have been allocated on a pro rata basis.

Please retain this information for your records.



[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills, USTreasury Bonds, and US Savings Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.




OFFICERS AND TRUSTEES


Officers and Trustees
Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Harry Woolf, Trustee
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Teresa L. Giacino, Vice President
Jeffrey B. Hewson, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863